                                                                   EXHIBIT 10(s)




                              AMENDMENT AND CONSENT

         AMENDMENT AND CONSENT dated as of February 7, 2002 (this "Agreement") by the undersigned persons (the "Parties").

                             PRELIMINARY STATEMENTS

                  A. The Parties are parties to certain Operative Documents referred to in the Amended and Restated Participation Agreement dated as of September 2, 1998 (the "Participation Agreement") among Williams Communications, LLC, formerly Williams Communications, Inc. ("WCLLC"), State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity except as expressly set forth therein, but solely as Trustee (the "Trustee"), the persons named therein as note purchasers and their permitted successors and assigns (the "Note Holders"), the persons named therein as certificate purchasers and their permitted successors and assigns (the "Certificate Holders"), the persons named therein as APA Purchasers and their permitted successors and assigns (the "APA Purchasers"), State Street Bank and Trust Company ("State Street"), not in its individual capacity but solely as collateral agent (the "Collateral Agent"), and Citibank, N.A., in its capacity as agent for the Note Holders and the Certificate Holders (the "Agent").

                  B. The Williams Companies, Inc. (the "Guarantor"), the Trustee, the Collateral Agent, the Agent and Citibank, N.A., as agent for the APA Purchasers, are parties to the Second Amended and Restated Guaranty Agreement, dated as of August 17, 2000 (as amended through the date hereof, the "Guaranty").

                  C. The Guarantor has requested certain amendments to the Guaranty.

                  D. The Parties, other than the Guarantor, are willing to consent to such amendments, subject to the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  1.1 Defined Terms. As used in this Agreement, (i) terms defined in the first paragraph, preliminary statements or other sections of this Agreement shall have the meanings set forth therein, and (ii) capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings set forth in Appendix A to the Participation Agreement and the other Operative Documents referred to therein.

                                   ARTICLE II

                                   AMENDMENTS

                  2.1 Amendment of Section 1.01. Section 1.01 of the Guaranty is hereby amended as follows:

                  (a) The definition of "Debt" in such Section 1.01 is hereby amended and restated to read in its entirety as follows:

                  "Debt" means, in the case of any Person, (i) indebtedness of such Person for borrowed money, (ii) obligations of such Person evidenced by bonds, debentures or notes, (iii) obligations of such Person to pay the deferred purchase price of property or services (other than trade payables not overdue by more than 60 days incurred in the ordinary course of business), (iv) monetary obligations of such Person as lessee under leases that are, in accordance with generally accepted accounting principles, recorded as capital leases, (v) obligations of such Person under guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) through (iv) of this definition and (vi) indebtedness or obligations of others of the kinds referred to in clauses (i) through
         (v) of this definition secured by any Lien on or in respect of any property of such Person; provided, however, that (w) Debt shall not include any obligations of the Guarantor in respect of the FELINE PACS;
         (x) Debt shall not include any obligation under or resulting from any agreement referred to in paragraph (y) of Schedule I; (y) in the case of the Guarantor, Debt shall not include any contingent obligation of the Guarantor relating to indebtedness incurred by any Williams SPV, WCG or a WCG Subsidiary pursuant to the WCG Structured Financing (except that in the event that the WCG Refinancing Transaction shall have occurred, then Debt shall include the aggregate amount of the WCG Structured Financing for which the Guarantor or any of its Subsidiaries shall have become directly and primarily liable); and (z) it is the understanding of the parties hereto that Debt shall not include any monetary obligations or guaranties of monetary obligations of Persons as lessee under leases that are, in accordance with generally accepted accounting principles, recorded as operating leases.

                  (b) The following definition of "FELINE PACS" is hereby inserted in the alphabetically appropriate location in such Section 1.01:

                  "FELINE PACS" means those certain units, as described in the Guarantor's prospectus supplement dated January 7, 2002, issued by the Guarantor in January, 2002 in an aggregate face amount of $1,100,000,000.

                  (c) The definition of "Net Worth" in such Section 1.01 is hereby amended and restated to read in its entirety as follows:

                  "Net Worth" of any Person means, as of any date of determination the excess of total assets of such Person over total liabilities of such Person, total assets and total liabilities each to be determined in accordance with generally accepted accounting principles; provided, however, that for purposes of calculating Net Worth, total liabilities shall not include any obligations of the Guarantor in respect of the FELINE PACS.

                  (d) The definition of "WCG Note" is hereby inserted in the alphabetically appropriate location in such Section 1.01:

                  "WCG Note" means that certain promissory note dated March 28, 2001 issued by WCG to WCG Note Trust, a Delaware business trust, in a principal amount of $1,500,000,000 with a maturity date of March 31, 2008.

                  (e) The definition of "WCG Refinancing Transaction" is hereby inserted in the alphabetically appropriate location in such Section 1.01:

                  "WCG Refinancing Transaction" means any transaction or series of related transactions pursuant to which the Guarantor or any Subsidiary of the Guarantor becomes directly and primarily liable to the holders of the WCG Senior Notes for an aggregate amount not exceeding the outstanding principal amount of the WCG Senior Notes, together with all accrued and unpaid interest thereon, any fees, and any premiums or make-whole payments payable as a result of a prepayment or early redemption of the WCG Senior Notes, including, without limitation, by means of (i) any amendment to the transaction documents pursuant to which the WCG Senior Notes were issued, (ii) an exchange offer or tender offer for the WCG Senior Notes or the WCG Note in consideration for which the Guarantor or any Subsidiary of the Guarantor issues debt securities of the Guarantor or any Subsidiary of the Guarantor, (iii) any redemption or repurchase, in whole or in part, of the WCG Senior Notes by the Guarantor or any Subsidiary of the Guarantor, (iv) any exercise of the "Share Trust Release Option" as defined in the transaction documents pursuant to which the WCG Senior Notes were issued, or (v) the Guarantor or any Subsidiary of the Guarantor making any payments in respect of the WCG Senior Notes or the WCG Note.

                  (f) The definition of "WCG Reimbursement Obligations" is hereby inserted in the alphabetically appropriate location in such Section 1.01:

                  "WCG Reimbursement Obligations" means any obligations of any WCG Subsidiary in favor of the Guarantor, any Subsidiary of the Guarantor or the WCG Senior Notes Issuer pursuant to which such WCG Subsidiary has agreed to pay the Guarantor, any Subsidiary of the Guarantor or the WCG Senior Notes Issuer an amount equal to or less than the total amount of the obligations incurred by the Guarantor and/or its Subsidiaries in connection with the WCG Refinancing Transaction, including, without limitation, in respect of principal, interest, fees and any premiums or make-whole payments payable as a result of a prepayment or early redemption of the WCG Senior Notes.

                  (g) The definition of "WCG Senior Notes" is hereby inserted in the alphabetically appropriate location in such Section 1.01:

                  "WCG Senior Notes" means those certain 8.25% Senior Secured Notes due 2004 in an aggregate principal amount of $1,400,000,000 issued by the WCG Senior Notes Issuer.

                  (h) The definition of "WCG Senior Notes Issuer" is hereby inserted in the alphabetically appropriate location in such Section 1.01:

                  "WCG Senior Notes Issuer" means, collectively, WCG Note Trust, a Delaware business trust, and WCG Note Corp., Inc., a Delaware corporation.

                  2.2 Amendment of Section 4.02. Section 4.02 of the Guaranty is hereby amended as follows:

                  (a) Clause (c) of Section 4.02 is hereby amended by deleting the period at the end of subclause (iv) thereof, inserting in its place a semicolon and inserting the following new subclause (v) immediately following the existing clause (iv):

                  "(v) Williams Pipeline Company, LLC from (1) selling, conveying or otherwise transferring all or substantially all of its assets to another Person or (2) merging or consolidating with or into another Person, in either case, for fair-market value and on commercially reasonable terms and conditions in the good faith judgment of the Guarantor."

                  (b) Clause (e) of Section 4.02 is hereby amended and restated to read in its entirety as follows:

                  "(e) Loans and Advances; Investments. Make or permit to remain outstanding, or allow any of its Subsidiaries to make or permit to remain outstanding, any loan or advance to, or own, purchase or acquire any obligations or debt securities of, any WCG Subsidiary, except that the Guarantor and its Subsidiaries may (i) permit to remain outstanding loans and advances to a WCG Subsidiary existing as of the date hereof and listed on Exhibit A hereof (and such WCG Subsidiaries may permit such loans and advances to remain outstanding), (ii) purchase or acquire the WCG Senior Notes or the WCG Note pursuant to the WCG Refinancing Transaction, and (iii) purchase or acquire and permit to remain outstanding, the WCG Reimbursement Obligations. Except for those investments in existence on the date hereof and listed on Exhibit A hereof, purchases or acquisitions pursuant to the WCG Refinancing Transaction and purchases or acquisitions of WCG Reimbursement Obligations, the Guarantor shall not, and shall not permit any of its Subsidiaries to, acquire or otherwise invest in any stock or other equity or other ownership interest in a WCG Subsidiary."

                  (c) Clause (i) of Section 4.02 is hereby amended by deleting the period at the end of the existing clause (i) and inserting in its place the following:

                  "; provided, however, that nothing contained herein shall prohibit or otherwise restrict the ability of the Guarantor or any Subsidiary of the Guarantor from incurring liability pursuant to the WCG Refinancing Transaction."

                                   ARTICLE III

                          REPRESENTATION AND WARRANTIES

                  3.1 Representations and Warranties of the Guarantor. To induce the other Parties to enter into this Agreement, the Guarantor hereby reaffirms as to itself and its Subsidiaries, as of the date hereof, its representations and warranties contained in Section 3.01 of the Guaranty (except to the extent such representations and warranties relate solely to an earlier date) and additionally represents and warrants as follows:

                  (a) The Guarantor is duly organized, validly existing and in good standing under the laws of the State of Delaware and has all corporate powers and all governmental licenses, authorizations, certificates, consents and approvals required to carry on its business as now conducted in all material respects, except for those licenses, authorizations, certificates, consents and approvals which the failure to have could not reasonably be expected to have a material adverse effect on the business, assets, condition or operation of the Guarantor and its Subsidiaries taken as a whole. Each Material Subsidiary of the Guarantor is duly organized or validly formed, validly existing and (if applicable) in good standing under the laws of its jurisdiction of incorporation or formation, except where the failure to be so organized, existing and in good standing could not reasonably be expected to have a material adverse effect on the business, assets, condition or operations of the Guarantor and its Subsidiaries taken as a whole. Each Material Subsidiary of the Guarantor has all corporate or limited liability company powers and all governmental licenses, authorizations, certificates, consents and approvals required to carry on its business as now conducted in all material respects, except for those licenses, authorizations, certificates, consents and approvals which the failure to have could not reasonably be expected to have a material adverse effect on the business, assets, condition or operation of the Guarantor and its Subsidiaries taken as a whole.

                  (b) The execution, delivery and performance by the Guarantor of this Agreement and the consummation of the transactions contemplated by this Agreement are within the Guarantor's corporate powers, have been duly authorized by all necessary corporate action, do not contravene (i) the Guarantor's charter or by-laws or (ii) any law or any contractual restriction binding on or affecting the Guarantor and will not result in or require the creation or imposition of any Lien.

                  (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Guarantor of this Agreement or the consummation of the transactions contemplated by this Agreement.

                  (d) This Agreement has been duly executed and delivered by the Guarantor. This Agreement and the Guaranty as amended by this Agreement are the legal, valid and binding obligations of the Guarantor enforceable against the Guarantor in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and by general principles of equity.

                  (e) Except as set forth in the Public Filings and except for certain class-action lawsuits filed on or after January 29, 2002 alleging fraud and other violations of applicable securities laws, there is, as to the Guarantor, no pending or, to the knowledge of the Guarantor, threatened action or proceeding affecting the Guarantor or any material Subsidiary of the Guarantor before any court, governmental agency or arbitrator, which could reasonably be expected to materially and adversely affect the financial condition or operations of the Guarantor and its Subsidiaries taken as a whole or which purports to affect the legality, validity, binding effect or enforceability of this Agreement, the Guaranty or any other Operative Document. For the purposes of this Section, "Public Filings" shall mean the Guarantor's annual report on Form 10-K for the year ended December 31, 2000, and the Guarantor's quarterly reports on Form 10-Q for the quarters ended March 31, 2001, June 30, 2001 and September 30, 2001.

                  (f) Upon giving effect to this Agreement, no event has occurred and is continuing which constitutes a Guaranty Default or which would constitute a Guaranty Default but for the requirement that notice be given or time elapse or both.

                                   ARTICLE IV

                                  MISCELLANEOUS

                  4.1 Effectiveness. The effectiveness of this Agreement is conditioned upon receipt by the Agent of all the following documents, each in form and substance satisfactory to the Agent:

                  (a) Counterparts of this Agreement executed by the Guarantor, WCLLC, the Agent, the Majority Holders and by CXC and the Majority Purchasers (as defined in the APA);

                  (b) A certificate of the Secretary or Assistant Secretary of the Guarantor as to (i) any changes (or the absence of changes) since August 17, 2001 to its certificate of incorporation and its by-laws as of the date hereof, (ii) the resolutions of the Guarantor authorizing the execution of this Agreement and (iii) the names and true signatures of the officers authorized to execute this Agreement; and

                  (c) Such other documents as the Agent shall have reasonably requested.

                  4.2 Trustee. The undersigned Note Holders and Certificate Holders hereby (a) direct the Trustee to give its consent to the actions contemplated hereby by executing and delivering this Agreement, and (b) consent to the execution and delivery by the Trustee of this Agreement.

                  4.3 Consent. Pursuant to the APA, CXC and the Majority Purchasers hereby consent to execution of this Agreement by the SPV.

                  4.4 Full Force and Effect. Except as specifically amended hereby, the Operative Documents and the Securitization Documents shall remain in full force and effect and are hereby ratified and confirmed. All references to the Guaranty in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Guaranty as amended hereby.

                  4.5 Exculpation of the Trustee. Except for its own gross negligence and willful misconduct and as otherwise expressly provided in the Operative Documents, it is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by the Trustee, not in its individual capacity but solely as Trustee under the Declaration of Trust, in the exercise of the powers and authority conferred and vested in it as the Trustee,
(b) each of the undertakings and agreements herein made on the part of the Trustee is made and intended not as a personal representation, undertaking and agreement by the Trustee but is made and intended for the purpose for binding only the Trust Estate created by the Declaration of Trust, (c) nothing herein contained shall be construed as creating any liability on the Trustee, individually or personally, to perform any obligation of the Trustee either expressed or implied contained herein or in the Operative Documents, all such liability, if any, being expressly waived by the Parties and by any Person lawfully claiming by, through or under the Parties and (d) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Trustee or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trustee under the Operative Documents.

                  4.6 Exculpation of the Collateral Agent. Except for its own gross negligence and willful misconduct and as otherwise provided in the Operative Documents, it is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by the Collateral Agent, not in its individual capacity but solely as Collateral Agent, under the Interparty Agreement, in the exercise of the powers and authority conferred and vested in it as the Collateral Agent, (b) nothing herein contained shall be construed as creating any liability on the Collateral Agent, individually or personally, to perform any obligation of the Collateral Agent either expressed or implied contained herein or in the Operative Documents, all such liability, if any, being expressly waived by the Parties and by any Person claiming by, through or under the Parties and (c) under no circumstances shall the Collateral Agent be personally liable for the payment of any indebtedness or expenses of the Collateral Agent or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Collateral Agent under this Agreement or the Operative Documents except where such breach or failure is the result of the Collateral Agent's willful misconduct or gross negligence.

                  4.7 Governing Law. THIS AGREEMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICT OF LAW EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                  4.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall, when executed, be deemed to be an original and all of which taken together shall be deemed to be one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their officers thereunto duly authorized as of the day and year first above written.

                            [SIGNATURE PAGES FOLLOW]

                           WILLIAMS COMMUNICATIONS, LLC


                           By:        /s/ Howard S. Kalika
                               -------------------------------------------------
                               Name:  Howard S. Kalika
                               Title: Senior Vice President & Treasurer


                           THE WILLIAMS COMPANIES, INC.


                           By:        /s/ James G. Ivey
                               -------------------------------------------------
                               Name:  James G. Ivey
                               Title: Treasurer

                           STATE STREET BANK AND TRUST
                           COMPANY OF CONNECTICUT NATIONAL
                           ASSOCIATION, not in its individual capacity but solely as Trustee of the 1998 WCI Trust, as Trustee and Lessor


                           By:        /s/ Earl W. Dennison, Jr.
                               -------------------------------------------------
                               Name:  Earl W. Dennison, Jr.
                               Title: Vice President


                           STATE STREET BANK AND TRUST
                           COMPANY, not in its individual capacity but solely as Collateral Agent


                           By:        /s/ Earl W. Dennison, Jr.
                               -------------------------------------------------
                               Name:  Earl W. Dennison, Jr.
                               Title: Vice President

                           CITIBANK, N.A., as Agent


                           By:        /s/ Todd J. Mogil
                               -------------------------------------------------
                               Name:  Todd J. Mogil
                               Title: Attorney-In-Fact


                           CITIBANK, N.A.
                           as APA Purchaser


                           By:        /s/ Todd J. Mogil
                               -------------------------------------------------
                               Name:  Todd J. Mogil
                               Title: Attorney-In-Fact

                           CXC INCORPORATED

                           By: CITICORP NORTH AMERICA, INC.,
                               as attorney-in-fact

                           By:        /s/ Kimberly A. Conyngham
                               -------------------------------------------------
                               Name:  Kimberly A. Conyngham
                               Title: Vice President


                           CITICORP NORTH AMERICA, INC.,
                             as administrative agent for CXC
                             Incorporated and as RCE Agent

                           By:        /s/ Kimberly A. Conyngham
                               -------------------------------------------------
                               Name:  Kimberly A. Conyngham
                               Title: Vice President

                           WC NETWORK FUNDING LLC,
                           as Note Holder

                           By:  WC Network Holdings, Inc.,
                                its sole member

                           By:        /s/ Susan C. Ciaramella
                               -------------------------------------------------
                               Name:  Susan C. Ciaramella
                               Title: Vice President

                           FBTC LEASING CORP.,
                           as Certificate Holder

                           By:        /s/ Victor Mora
                               -------------------------------------------------
                               Name:  Victor Mora
                               Title: Vice President

                           SCOTIABANC INC.,
                           as Certificate Holder


                           By:        /s/ W. J. Brown
                               -------------------------------------------------
                               Name:  W. J. Brown
                               Title:





                           THE BANK OF NOVA SCOTIA,
                           as APA Purchaser


                           By:        /s/ M. D. Smith
                               -------------------------------------------------
                               Name:  M. D. Smith
                               Title: Agent Operations

                           BANK OF MONTREAL,
                           as APA Purchaser


                           By:
                               -------------------------------------------------
                               Name:
                               Title:

                           ROYAL BANK OF CANADA,
                           as APA Purchaser


                           By:        /s/ Tom J. Oberaigner
                               -------------------------------------------------
                               Name:  Tom J. Oberaigner
                               Title: Senior Manager

                           BANK OF AMERICA, N.A., as APA Purchaser






                           By:        /s/ Claire M. Liu
                               -------------------------------------------------
                               Name:  Claire M. Liu
                               Title: Managing Director

                           JP MORGAN CHASE BANK (f/k/a The Chase
                           Manhattan Bank), as APA Purchaser


                           By:        /s/ Steven Wood
                               -------------------------------------------------
                               Name:  Steven Wood
                               Title: Vice President

                           BARCLAYS BANK PLC,
                           as APA Purchaser


                           By:        /s/ Nicholas A. Bell
                               -------------------------------------------------
                               Name:  Nicholas A. Bell
                               Title: Loan Transaction Manager

                           TORONTO DOMINION (TEXAS), INC.
                           as APA Purchaser


                           By:        /s/ Jill Hall
                               -------------------------------------------------
                               Name:  Jill Hall
                               Title: Vice President

                           ABN AMRO BANK, N.V.
                           as APA Purchaser


                           By:        /s/ Neil J. Bivona
                               -------------------------------------------------
                               Name:  Neil J. Bivona
                               Title: Group Vice President



                           By:        /s/ William J. Teresky, Jr.
                               -------------------------------------------------
                               Name:  William J. Teresky, Jr.
                               Title: Group Vice President

                           FLEET NATIONAL BANK (f/k/a BankBoston,
                           N.A.), as APA Purchaser

                           By:        /s/ Daniel S. Schockling
                               -------------------------------------------------
                               Name:  Daniel S. Schockling
                               Title: Director

                           CIBC INC., as APA Purchaser


                           By:        /s/ Mark H. Wolf
                               -------------------------------------------------
                               Name:  Mark H. Wolf
                               Title: Executive Director

                           THE BANK OF NEW YORK,
                           as APA Purchaser


                           By:        /s/ Raymond J. Palmer
                               -------------------------------------------------
                               Name:  Raymond J. Palmer
                               Title: Vice President

                           BNP PARIBAS, as APA Purchaser


                           By:        /s/ Gregg Bonardi
                               -------------------------------------------------
                               Name:  Gregg Bonardi
                               Title: Director, Media & Telecom Finance


                           By:        /s/ Ben Todres
                               -------------------------------------------------
                               Name:  Ben Todres
                               Title: Director, Media & Telecom Finance

                           COMMERZBANK AG, NEW YORK AND
                           GRAND CAYMAN BRANCHES, as APA
                           Purchaser


                           By:        /s/ Brian J. Campbell
                               -------------------------------------------------
                               Name:  Brian J. Campbell
                               Title: Senior Vice President


                           By:        /s/ D. L. Ward, Jr.
                               -------------------------------------------------
                               Name:  Assistant Vice President
                               Title: Assistant Vice President

                           CREDIT AGRICOLE INDOUSUEZ,
                           as APA Purchaser

                           By:        /s/ Brian Knezeak
                               -------------------------------------------------
                               Name:  Brian Knezeak
                               Title: First Vice President



                           By:        /s/ Mark Lyoff
                               -------------------------------------------------
                               Name:  Mark Lyoff
                               Title: Head of Energy Platform